UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2007

SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

Delaware
State or Other
Jurisdiction of
Incorporation

0-25033	63-1201350
(Commission	(IRS Employer
File Number)	Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	Zip Code)

(205) 327-1400
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 26, 2007, the Board of Directors of Superior Bancorp, acting on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Peter L. Lowe and John C. Metz to serve as directors of Superior Bancorp and its subsidiary, Superior Bank, for terms expiring at the 2008 Annual Meeting of Stockholders of Superior Bancorp. The election of Mr. Lowe was effective immediately, and the election of Mr. Metz was effective upon the consummation of the acquisition of People’s Community Bancshares, Inc. on July 27, 2007.

Peter L. Lowe is President of G.W. Jones and Sons Real Estate Investment Company, Inc., Huntsville, Alabama. Mr. Lowe is a licensed real estate broker and appraiser. Mr. Lowe was appointed to the Loan and Investment Committee of Superior Bank.

John C. Metz is Chairman and Chief Executive Officer of Metz Enterprises and Metz and Associates, Ltd., Dallas, Pennsylvania. Mr. Metz was appointed to the Compensation Committee of Superior Bancorp.

On July 24, 2007, a limited liability company of which Mr. Lowe is a member, purchased an office building located in Huntsville, Alabama from Superior Bank for $3,000,000 and leased the building back to Superior Bank. The initial term of the lease is for 14 years and may be renewed, at Superior Bank’s option, for three additional terms of five years each. The amount of the monthly lease payment to be made by Superior Bank is $19,500 for the first year of the lease and increases annually until it reaches $26,881 in year 14. Rent for the renewal terms is to be determined based on appraisals of the property.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On August 1, 2007, Superior Bancorp issued a press release announcing the election of Mr. Lowe and Mr. Metz to the Board of Directors. The text of the press release is attached to this report as Exhibit 99. This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a documents filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99	Press Release of Superior Bancorp dated August 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP

/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

Date: August 1, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
99	Press Release of Superior Bancorp dated August 1, 2007.